================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                           -------------------------

                                   FORM 8-K\A
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 20, 1997

                           -------------------------

                             COMMODORE MEDIA, INC.
             (Exact name of Registrant as specified in its charter)



               DELAWARE                            33-92732                            13-3034720
           (State or other                 (Commission File Number)                 (I.R.S. Employer
    jurisdiction of incorporation)                                               Identification Number)

           500 FIFTH AVENUE
              SUITE 3000                                                                  10110
          NEW YORK, NEW YORK                                                           (Zip code)
        (Address of principal
          executive offices)



      Registrant's telephone number, including area code:  (212) 302-2727

                                 NOT APPLICABLE
                 (former address if changed since last report)

================================================================================

                        TABLE OF ADDITIONAL REGISTRANTS

                                                                              PRIMARY STANDARD
                                                      STATE OR OTHER             INDUSTRIAL        I.R.S. EMPLOYER
                                                     JURISDICTION OF           CLASSIFICATION       IDENTIFICATION
            NAME                                      INCORPORATION                NUMBER               NUMBER
            ----                                     ---------------          ----------------     ---------------
 Commodore Media of Delaware, Inc.                       Delaware                    4832              51-0286804
 Commodore Media of Kentucky, Inc.                       Delaware                    4832              61-0997863
 Commodore Media of Pennsylvania, Inc.                   Delaware                    4832              23-2207457
 Commodore Media of Norwalk, Inc.                        Delaware                    4832              06-1277523
 Commodore Media of Florida, Inc.                        Delaware                    4832              59-2813110
 Commodore Media of Westchester, Inc.                    Delaware                    4832              13-3356485
 Atlantic Star Communications, Inc.
   (formerly named Commodore Holdings, Inc.)             Delaware                    4832              13-3858506
 Capstar Acquisition Company, Inc.                       Delaware                    4832              74-2819327
 Danbury Broadcasting, Inc.                              Connecticut                 4832              13-3653113
 Southern Star Communications, Inc.
   (formerly named Osborn Communications                 Delaware                    4832              06-1142367
   Corporation)
 Asheville Broadcasting Corp.                            Delaware                    4832              56-1859801
 Atlantic City Broadcasting Corp.                        Delaware                    4832              22-3274908
 Beatrice Broadcasting Corp.                             Delaware                    4832              06-1142368
 Breadbasket Broadcasting Corporation                    Delaware                    4832              06-1443379
 Corkscrew Broadcasting Corporation                      Delaware                    4832              65-0466131
 Currey Broadcasting Corporation                         Delaware                    4832              13-3358952
 Daytona Beach Broadcasting Corp.                        Delaware                    4832              59-3223390
 Great American East, Inc.                               North Carolina              4832              56-1580032
 Houndstooth Broadcasting Corporation                    Delaware                    4832              06-1469230
 Jamboree in the Hills, Inc.                             Delaware                    4832              55-0709712
 Ladner Communications Holding Corp.                     Delaware                    4832              13-3465060
 Mountain Radio Corporation                              Delaware                    4832              13-3401043
 Music Hall Club, Inc.                                   West Virginia               4832              55-0699199
 Nelson Broadcasting Corporation                         Delaware                    4832              13-3358975
 O.C.C., Inc.                                            Delaware                    4832              13-3449243
 Orange Communications, Inc.                             Delaware                    4832              13-3387461
 Osborn Entertainment Enterprises Corporation            Delaware                    4832              13-3465115
 Osborn Sound & Communications Corp.                     Delaware                    4832              34-1501274
 RKZ Television, Inc.                                    Delaware                    4832              58-1740585
 Rainbow Broadcasting Corporation                        Delaware                    4832              63-1110166
 Short Broadcasting Corporation                          Delaware                    4832              31-1255866
 SNG Holdings, Inc.                                      Delaware                    4832              13-3702089
 Southeast Radio Holding Corp.                           Delaware                    4832              06-1422492
 Waite Broadcasting Corp.                                Delaware                    4832              06-1142386
 Yellow Brick Radio Corporation                          Delaware                    4832              13-3401042
 Ameron Broadcasting Corporation                         Delaware                    4832              74-2818962
 WNOK Acquisition Company, Inc.                          Delaware                    4832              74-2818961

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)     PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma financial information (the "Pro Forma Financial Information") is based on the historical financial statements of Commodore Media, Inc. ("Commodore") and Southern Star Communications, Inc. (formerly named Osborn Communications Corporation ("Osborn")) and have been prepared to illustrate the effects of Commodore's acquisition of Osborn (the "Osborn Acquisition") and the related financing thereof. The Pro Forma Financial Information and accompanying notes should be read in conjunction with the financial statements of Commodore and Osborn.

         The pro forma condensed statement of operations for the year ended December 31, 1996 gives effect to the Osborn Acquisition and the related financing as if each such transaction had occurred on January 1, 1996. The pro forma balance sheet as of December 31, 1996 has been prepared as if the acquisitions and the financing thereof had occurred on that date. The Pro Forma Financial Information is not necessarily indicative of either future results of operations or the results that might have occurred if the foregoing transactions had been consummated on the indicated dates.

         The Osborn Acquisition was accounted for using the purchase method of accounting. The total purchase costs of the acquisitions will be allocated to the tangible and intangible assets and liabilities acquired based upon their respective fair values. The allocation of the aggregate purchase price reflected in the Pro Forma Financial Information is preliminary. The final allocation of the purchase price is contingent upon management's final estimates of the fair value of the acquired assets; however, such allocation is not expected to differ materially from the preliminary allocation.

         As used in the Pro Forma Financial Information, "JSA" refers to a joint sales agreement, whereby a station licensee obtains, for a fee, the right to sell substantially all of the commercial advertising on a separately-owned and licensed station. JSAs take varying forms. A JSA, unlike an LMA (as defined), normally does not involve programming. "LMA" refers to a local marketing agreement, whereby a radio station outsources the management of certain limited functions of its operations. LMAs take varying forms; however, the FCC requires that, in all cases, the licensee maintain independent control over the programming and operations of the station.

                            COMMODORE MEDIA, INC.
                 UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                            (DOLLARS IN THOUSANDS)


                                                 HISTORICAL      HISTORICAL
                                                  COMMODORE        OSBORN        ADJUSTMENTS      PRO FORMA
                                                  ---------        ------        -----------      ---------
 Net revenue . . . . . . . . . . . . . . .        $ 42,260         $37,215         $ 2,355 (A)    $81,057
                                                                                      (773)(B)
 Operating expenses:
   Station operating expenses  . . . . . .          27,575          28,824           2,284 (A)     58,270
                                                                                      (413)(B)
   Depreciation and amortization . . . . .           3,193           4,756             585 (C)      8,534
   Corporate expenses  . . . . . . . . . .           2,134           1,850              --          3,984
   Other expenses  . . . . . . . . . . . .          13,834              --              --         13,834
                                                  --------         -------         -------        -------

     Operating income (loss) . . . . . . .          (4,476)          1,785            (874)        (3,565)

 Other income (expense)
   Interest (income) expense . . . . . . .          11,475           2,202          (3,911)(D)      9,766
   Gain on sale of assets  . . . . . . . .              --          12,322              --         12,322
   Other (income) expense  . . . . . . . .           1,824             291              --          2,115
                                                  --------         -------         -------        -------

     Income (loss) before provision for
       income taxes  . . . . . . . . . . .         (17,775)         11,614           3,037         (3,124)

 Provision (benefit) for income taxes  . .             133           2,378          (3,761)(E)     (1,250)
                                                  --------         -------         -------        -------

 Net income (loss) . . . . . . . . . . . .        $(17,908)        $ 9,236         $ 6,798        $(1,874)
                                                  ========         =======         =======        =======


                See Accompanying Notes to Pro Forma Information.

                             COMMODORE MEDIA, INC.
                       UNAUDITED PRO FORMA BALANCE SHEET
                            AS OF DECEMBER 31, 1996
                             (DOLLARS IN THOUSANDS)


                                                   HISTORICAL     HISTORICAL
                                                   COMMODORE        OSBORN       ADJUSTMENTS      PRO FORMA
                                                   ---------        ------       -----------      ---------
 ASSETS
 Current assets:
   Cash and cash equivalents . . . . . . .          $ 4,368        $ 2,944         $ 16,802 (F)   $ 24,114
   Accounts receivable, net  . . . . . . .            8,913          5,505               --         14,418
   Prepaid expenses and other  . . . . . .              444          2,114               --          2,558
                                                    -------        -------         --------       --------
     Total current assets  . . . . . . . .           13,725         10,563           16,802         41,090

 Property and equipment, net . . . . . . .           14,263         13,712           10,923 (G)     38,898
 Intangible and other assets, net  . . . .           67,077         33,180           90,874 (G)    190,330
                                                                                       (801)(H)
                                                    -------        -------         --------       --------
     Total assets  . . . . . . . . . . . .          $95,065        $57,455         $117,798       $270,318
                                                    =======        =======         ========       ========

 LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
   Accounts payable and other accrued
     expenses  . . . . . . . . . . . . . .          $ 3,658        $ 6,783         $    --        $ 10,441
   Current portion of long-term debt . . .            3,750            320           (4,070)(I)         --
                                                    -------        -------         --------       --------
     Total current liabilities   . . . . .            7,408          7,103           (4,070)        10,441
 Long-term debt, less current portion  . .           90,737         13,880          (34,830)(I)     69,787
 Other long-term liabilities . . . . . . .            1,750          4,562           31,404 (G)     38,916
                                                                                      1,200 (G)
                                                    -------        -------         --------       --------
     Total liabilities   . . . . . . . . .           99,895         25,545           (6,296)       119,144
 Stockholders' equity (deficit)  . . . . .           (4,830)        31,910          (31,910)(J)    151,174
                                                                                    157,400 (J)
                                                                                     (1,396)(H)
                                                    -------        -------         --------       --------
     Total liabilities and
        stockholders' equity . . . . . . .          $95,065        $57,455         $117,798       $270,318
                                                    =======        =======         ========       ========


                See Accompanying Notes to Pro Forma Information.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
                             (DOLLARS IN THOUSANDS)

(A) The adjustment gives effect to the historical operating results and LMA and JSA revenue and expense of the acquisitions in the following markets which were consummated by Commodore during the pro forma period: Ft. Pierce -- Vero Beach -- Stuart, Florida; Huntington, West Virginia -- Ashland, Kentucky; and Stamford -- Norwalk, Connecticut.

(B) The adjustment gives effect to the historical operating results and LMA and JSA revenue and expense of the acquisitions in Wheeling, West Virginia which were consummated by Osborn during the pro forma period. The adjustment also gives effect to the historical operating results and LMA and JSA revenue and expense of the dispositions in the following markets which were consummated by Osborn during the pro forma period: Jacksonville, Florida; Syracuse, New York; Atlantic City, New Jersey; Daytona Beach, Florida; Raleigh, North Carolina; and Fresno, California.

(C) The adjustment reflects (i) a change in depreciation and amortization resulting from conforming the estimated useful lives of the acquired stations and (ii) the additional depreciation and amortization expense resulting from the allocation of the purchase price of the acquired stations including an increase in property and equipment and intangible assets to their estimated fair market value and the recording of goodwill associated with the acquisitions. Goodwill and FCC licenses are being amortized over 40 years.

(D) The adjustment reflects interest expense associated with (i) Commodore's 13 1/4% Senior Subordinated Notes due 2003 (the "Commodore Notes"), (ii) the amortization of deferred financing fees associated with the Commodore Notes and (iii) elimination of interest expense on Commodore's senior secured credit facility (the "AT&T Facility") made available by AT&T Commercial Finance Corporation to Atlantic Star Communications, Inc. (formerly named Commodore Holdings, Inc.), a wholly-owned subsidiary of Commodore, and the outstanding debt of Osborn under Osborn's revolving loan facility made available by KeyBank National Association (the "Osborn Facility"), both repaid in connection with the Osborn Acquisition. Deferred financing fees are amortized over the term of the related debt.

                                                                                   YEAR ENDED
                                                                               DECEMBER 31, 1996
                                                                               -----------------
         Interest expense before amortization of deferred financing fees  . . .     $  9,247
         Amortization of deferred financing fees  . . . . . . . . . . . . . . .          519
                                                                                    --------
                     Pro forma interest expense . . . . . . . . . . . . . . . .        9,766

         Historical interest expense of Commodore . . . . . . . . . . . . . . .      (11,475)
         Historical interest expense of Osborn  . . . . . . . . . . . . . . . .       (2,202)
                                                                                    --------

                     Net adjustment . . . . . . . . . . . . . . . . . . . . . .     $ (3,911)
                                                                                    ========

(E)      The adjustment gives effect to the effective tax rate.

                             (DOLLARS IN THOUSANDS)



(F) The adjustment reflects the excess cash generated in connection with the Osborn Acquisition and the financing thereof which will be used for prospective working capital requirements and in connection with certain pending transactions.

(G) The adjustment reflects (i) the assumption of $1,200 in liabilities in connection with the Osborn Acquisition and (ii) the allocation of the purchase price of Osborn to the assets acquired and liabilities assumed resulting in an adjustment to property and equipment to their estimated fair values and the recording of intangible assets associated with the acquisitions as follows:

                                                           ALLOCATION OF
                                                              PURCHASE        CARRYING
                                                               PRICE           VALUE        ADJUSTMENTS
                                                               -----           -----        -----------
         Cash and cash equivalents . . . . . . . . . . . .   $  2,944         $ 2,944         $     --
         Accounts receivable, net  . . . . . . . . . . . .      5,505           5,505               --
         Prepaid expenses and other  . . . . . . . . . . .      2,114           2,114               --
         Property and equipment, net . . . . . . . . . . .     24,635          13,712           10,923
         Intangible and other assets, net. . . . . . . . .    124,054          33,180           90,874
         Accounts payable and other accrued expenses . . .     (6,783)         (6,783)              --
         Other long-term liabilities . . . . . . . . . . .     (1,501)         (1,501)              --
         Deferred tax liability  . . . . . . . . . . . . .    (34,465)         (3,061)         (31,404)
                                                             --------
                     Total purchase price and deferred
                       financing charges . . . . . . . . .   $116,503
                                                             ========

(H) The adjustment reflects the elimination of the deferred financing costs associated with the AT&T Facility which was repaid in connection with the Osborn Acquisition. The write off of these costs, in addition to the pre-payment penalty costs of $595, was recognized as an extraordinary loss in the first quarter of 1997.

(I) The adjustment reflects the repayment in connection with the Osborn Acquisition of (i) the AT&T Facility of $24,700 and (ii) the repayment of the Osborn Facility in the amount of $14,200 (including principal and interest).

(J) Adjustment reflects (i) the elimination of the stockholders' equity of Osborn through purchase accounting and (ii) the contribution of $157,400 from Capstar Broadcasting Partners, Inc. to effect the Osborn Acquisition, the repayment of Commodore's credit facility and the repayment of the historical debt of Osborn.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        COMMODORE MEDIA, INC.
                                        (Registrant)



                                        By: /s/ William S. Banowsky, Jr.
                                            -----------------------------------
                                        Name:    William S. Banowsky, Jr.
                                        Title:   Vice President

Date:    April 30, 1997

         Pursuant to the requirements of the Securities Exchange Act of 1934, the additional registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        Commodore Media of Delaware, Inc.
                                        Commodore Media of Kentucky, Inc.
                                        Commodore Media of Pennsylvania, Inc.
                                        Commodore Media of Norwalk, Inc.
                                        Commodore Media of Florida, Inc.
                                        Commodore Media of Westchester, Inc.
                                        Atlantic Star Communications, Inc.
                                        Danbury Broadcasting, Inc.
                                        Capstar Acquisition Company, Inc.
                                        Southern Star Communications, Inc.
                                        Asheville Broadcasting Corp.
                                        Atlantic City Broadcasting Corp.
                                        Beatrice Broadcasting Corp.
                                        Breadbasket Broadcasting Corporation
                                        Corkscrew Broadcasting Corporation
                                        Currey Broadcasting Corporation
                                        Daytona Beach Broadcasting Corp.
                                        Great American East, Inc.
                                        Houndstooth Broadcasting Corporation
                                        Jamboree in the Hills, Inc.
                                        Ladner Communications Holding Corp.
                                        Mountain Radio Corporation
                                        Nelson Broadcasting Corporation
                                        O.C.C., Inc.
                                        Orange Communications, Inc.

                                        Osborn Entertainment Enterprises
                                          Corporation
                                        Osborn Sound & Communications Corp.
                                        RKZ Television, Inc.
                                        Rainbow Broadcasting Corporation
                                        Short Broadcasting Corporation
                                        SNG Holdings, Inc.
                                        Southeast Radio Holding Corp.
                                        Waite Broadcasting Corp.
                                        Yellow Brick Radio Corporation
                                        Ameron Broadcasting Corporation
                                        WNOK Acquisition Company, Inc.


                                        By: /s/ William S. Banowsky Jr.
                                            -----------------------------------
                                        Name:    William S. Banowsky, Jr.
                                        Title:   Vice President

Date:    April 30, 1997

                                        Music Hall Club, Inc.



                                        By: /s/ Larry Anderson
                                            -----------------------------------
                                        Name:    Larry Anderson
                                        Title:   President

Date:  April 30, 1997